UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 2004

                           Portec Rail Products, Inc.
             (Exact name of registrant as specified in its charter)

            West Virginia               000-50543                55-0755271
----------------------------         -----------------      --------------------
(State or other jurisdiction         (SEC File Number)        (I.R.S. Employer
    of incorporation)                                        Identification No.)

           900 Old Freeport Road, Pittsburgh, Pennsylvania, 15238-8250
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (412) 782-6000


                                 Not Applicable
   -------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K


Item 5.  Other Events and Required FD Disclosure

         On June 28, 2004, the Company issued a press release announcing the death of Mr. Charles R. Hooten, Jr., an independent director on the Company's Board of Directors. A copy of the Company's press release is attached as exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of businesses acquired. Not Applicable.

         (b)      Pro forma financial information. Not Applicable.

         (c)      The following exhibit is attached as part of this report:

                  99.1 Press release of Portec Rail Products, Inc. (the "Company") dated June 28, 2004.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Portec Rail Products, Inc.


DATE:  June 28, 2004                   By: /s/ John S. Cooper
                                           -------------------------------------
                                           John S. Cooper
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX

99.1     Press release of Portec Rail Products, Inc. dated June 28, 2004.